UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   January 13, 2012

Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens London, England W1J 5BQ

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: 44 (0) 20 7659 4660 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events
       Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Letter Regarding Unaudited Interim Information.
Updated Part I, "Item 1. Financial Statements" of our Quarterly Report on Form 10-Q for the period ended
March 31, 2011.
Updated Part I, "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our
     Quarterly Report on Form 10-Q for the period ended March 31, 2011.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

    Ensco plc (the "Company," "Ensco," "we" or "us") is filing this Current Report on Form 8-K (the "Report") for the purpose of updating our Quarterly Report on Form 10-Q for the period ended March 31, 2011 filed with the Securities and Exchange Commission (the "SEC") on April 29, 2011 (the "Form 10-Q"), to retrospectively reflect the reorganization of our reportable segments for all periods presented.  Concurrently with this Report, we are filing a Current Report on Form 8-K for the purpose of updating our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on February 24, 2011 (the "Form 10-K"), to retrospectively reflect the reorganization of our reportable segments for all periods presented.

    As previously reported, on May 31, 2011 (the "Merger Date"), Ensco plc completed a merger transaction (the "Merger") with Pride International, Inc., a Delaware corporation ("Pride"), ENSCO International Incorporated, a Delaware corporation and an indirect, wholly-owned subsidiary and predecessor of Ensco plc ("Ensco Delaware"), and ENSCO Ventures LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Ensco plc ("Merger Sub"). Pursuant to the merger agreement and subject to the conditions set forth therein, Merger Sub merged with and into Pride, with Pride as the surviving entity and an indirect, wholly-owned subsidiary of Ensco plc.

    In connection with the Merger and resulting management reorganization, we evaluated our then-current core assets and operations and organized them into three segments based on water depth operating capabilities. Accordingly, we now consider our business to consist of three reportable segments: (1) Deepwater, which consists of our drillships and semisubmersible rigs capable of drilling in water depths of 4,500 feet or greater, (2) Midwater, which consists of our semisubmersible rigs capable of drilling in water depths of 4,499 feet or less and (3) Jackup, which consists of our jackup rigs capable of operating in water depths up to 400 feet. Each of our three reportable segments provides one service, contract drilling.

    Each Item updated in the Form 10-Q is filed as a separate exhibit to this Report.  The specific disclosures updated within each Item are as follows:

•
Note 13 to our condensed consolidated financial statements as of and for the three-month periods ended March 31, 2011 and 2010, included in Part I, "Item 1. Financial Statements" of the Form 10-Q (filed as Exhibit 99.1 hereto); and

•
The Business Environment and Results of Operations sections, included in Part I, "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Form 10-Q (filed as Exhibit 99.2 hereto).

    The updated segment disclosures included in this Report do not impact or change any of our previously filed consolidated balance sheets, consolidated statements of income or consolidated statements of cash flows. The revised Items of the Form 10-Q included in this Report have not been updated for any events occurring after the respective dates the Form 10-Q was originally filed other than the updated segment disclosures resulting from the aforementioned Merger and reorganization. This Report should be read in conjunction with the Form 10-Q (except for Part I, Items 1 and 2), the Form 10-K (except for Part II, Items 7 and 8 and Part I, Item 1) and our other reports on Form 10-Q and Form 8-K filed during 2011.

FORWARD-LOOKING STATEMENTS

    Statements contained in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, contract term, contract backlog, capital expenditures, insurance, financing and funding; expected effects, results and synergies from the integration of Pride’s operations; the timing of availability, delivery, mobilization, contract commencement or relocation or other movement of rigs; future rig construction (including construction in progress and completion thereof), enhancement, upgrade or repair and timing thereof; the suitability of rigs for future contracts; general market, business and industry conditions, trends and outlook; future operations; the impact of the Macondo well incident; expected contributions from our rig fleet expansion program and our program to high-grade the rig fleet by investing in new equipment and divesting selected assets and underutilized rigs; expense management; and the likely outcome of litigation, legal proceedings, investigations or insurance or other claims and the timing thereof.

Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including:

•	our ability to successfully integrate the operations of Ensco and Pride as contemplated and to realize the anticipated benefits of the Merger;

•	our ability to meet our increased debt service obligations as a result of the Merger and to fund planned expenditures, including construction costs for our remaining newbuild construction projects;

•
our ability to realize expected benefits from the December 2009 redomestication as a U.K. public limited company and the related reorganization of Ensco’s corporate structure (the "redomestication"), including the effect of any changes in laws, rules and regulations, or the interpretation thereof, or in the applicable facts, that could adversely affect our status as a non-U.S. corporation for U.S. tax purposes or otherwise adversely affect our anticipated consolidated effective income tax rate;

•
the continued impact of the Macondo well incident on offshore drilling operations, including current and any future actual or de facto drilling permit and operations delays, moratoria or suspensions, new and future regulatory, legislative or permitting requirements (including requirements related to certification and testing of blow-out preventers and other equipment or otherwise impacting operations), future lease sales, changes in laws, rules and regulations that have or may impose increased financial responsibility, additional oil spill abatement contingency plan capability requirements and other governmental actions that may result in claims of force majeure or otherwise adversely affect our existing drilling contracts;

•	governmental regulatory, legislative and permitting requirements affecting drilling operations, including limitations on drilling locations, such as the Gulf of Mexico during hurricane season;

•	changes in worldwide rig supply and demand, competition or technology, including changes as a result of delivery of newbuild drilling rigs;

•
changes in future levels of drilling activity and expenditures, whether as a result of global capital markets and liquidity, prices of oil and natural gas or otherwise, which may cause us to idle or stack additional rigs;

•
downtime and other risks associated with offshore rig operations or rig relocations, including rig or equipment failure, damage and other unplanned repairs, the limited availability of transport vessels, hazards, self-imposed drilling limitations and other delays due to severe storms and hurricanes and the limited availability or high cost of insurance coverage for certain offshore perils, such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris;

•	possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons;

•
risks inherent to shipyard rig construction, repair or enhancement, including risks associated with concentration of our construction contracts with two shipyards, unexpected delays in equipment delivery and engineering or design issues following delivery, or changes in the commencement, completion or service dates;

•	delays in actual contract commencement dates;

•
environmental or other liabilities, risks or losses, whether related to storm or hurricane damage, losses or liabilities (including wreckage or debris removal), collisions, groundings, blowouts, fires, explosions and other accidents or terrorism or otherwise, for which insurance coverage and contractual indemnities may be insufficient or otherwise unavailable;

•	our ability to attract and retain skilled personnel on commercially reasonable terms, whether due to labor regulations, unionization or otherwise;

•
governmental action, terrorism, piracy, military action and political and economic uncertainties, including uncertainty or instability resulting from civil unrest, political demonstrations, mass strikes, or an escalation or additional outbreak of armed hostilities or other crises in oil or natural gas producing areas of the Middle East, North Africa, West Africa or other geographic areas, which may result in expropriation, nationalization, confiscation or deprivation of our assets or result in claims of a force majeure situation;

•
the outcome of litigation, legal proceedings, investigations or other claims or contract disputes, including any inability to collect receivables or resolve significant contractual or day rate disputes, claims related to the Seahawk bankruptcy and related matters, any purported renegotiation, nullification, cancellation or breach of contracts with customers or other parties and any failure to negotiate or complete definitive contracts following announcements of receipt of letters of intent;

•	adverse changes in foreign currency exchange rates, including their effect on the fair value measurement of our derivative instruments; and

•	potential long-lived asset or goodwill impairments

    In addition to the numerous risks, uncertainties and assumptions described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our annual report on Form 10-K for the year ended December 31, 2010, as updated in our subsequent quarterly reports on Form 10-Q and by this report and the Current Report on Form 8-K being filed concurrently herewith, which are available on the SEC’s website at www.sec.gov.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Item 9.01  Financial Statements and Exhibits

        (d)  Exhibits

Exhibit No.	Description

15.1	Letter Regarding Unaudited Interim Information.

99.1	Updated Part I, "Item 1. Financial Statements" of our Quarterly Report on Form 10-Q for the period ended March 31, 2011.

99.2	Updated Part I, "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Quarterly Report on Form 10-Q for the period ended March 31, 2011.

101.INS 101.SCH 101.CAL 101.DEF 101.LAB 101.PRE
XBRL Instance Document

XBRL Taxonomy Extension Schema

XBRL Taxonomy Extension Calculation Linkbase

XBRL Taxonomy Extension Definition Linkbase

XBRL Taxonomy Extension Label Linkbase

XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: January 13, 2012	/s/ DOUGLAS J. MANKO Douglas J. Manko Controller

EXHIBIT INDEX

Exhibit No.	Description

15.1	Letter Regarding Unaudited Interim Information.

99.1	Updated Part I, "Item 1. Financial Statements" of our Quarterly Report on Form 10-Q for the period ended March 31, 2011.

99.2	Updated Part I, "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Quarterly Report on Form 10-Q for the period ended March 31, 2011.
101.INS 101.SCH 101.CAL 101.DEF 101.LAB 101.PRE

XBRL Instance Document

XBRL Taxonomy Extension Schema

XBRL Taxonomy Extension Calculation Linkbase

XBRL Taxonomy Extension Definition Linkbase

XBRL Taxonomy Extension Label Linkbase

XBRL Taxonomy Extension Presentation Linkbase

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